UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 2, 2025
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Caribou Biosciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-40631	45-3728228
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2929 7th Street, Suite 105 Berkeley, California		94710
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 982-6030
N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CRBU	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer
On January 2, 2025, Caribou Biosciences, Inc., a Delaware corporation (the “Company”), announced the appointment of Sriram Ryali, age 44, to the position of Chief Financial Officer (“CFO”) of the Company, effective as of January 2, 2025 (the “Start Date”). As of the Start Date, Mr. Ryali is serving as the Company’s principal financial officer and principal accounting officer.
Prior to joining the Company, Mr. Ryali served as the Chief Financial Officer of Codexis, Inc., a publicly traded provider of enzymatic solutions for therapeutics manufacturing, from January 2023 to October 2024. Prior to that, he served as the Chief Financial Officer of Eiger BioPharmaceuticals, Inc., then a publicly traded commercial-stage biopharmaceutical company, from December 2018 to January 2023. Prior to that, Mr. Ryali served as Vice President, Finance from December 2017 to December 2018, and Senior Director, Finance from 2015 to 2017, at Aimmune Therapeutics, Inc., then a publicly traded biopharmaceutical company (subsequently acquired by Nestlé Health Science in 2020). Before then, Mr. Ryali served as Director, R&D Finance at Onyx Pharmaceuticals, Inc., a subsidiary of Amgen Inc., from 2013 to 2015, after having held a series of corporate finance positions of increasing responsibility at Onyx Pharmaceuticals, Inc., then a publicly traded biopharmaceutical company, from 2011 until its acquisition by Amgen, Inc. in 2013. Prior to that, Mr. Ryali held a series of different finance positions of increasing responsibility at Amgen, Inc. from 2004 to 2011. Mr. Ryali holds a B.A. from the University of California, Los Angeles with a double-major in Economics and Microbiology, Immunology, and Molecular Genetics, and an M.B.A. from the UCLA Anderson School of Management.
In connection with his appointment as CFO, Mr. Ryali entered into an Officer Employment Agreement with the Company, dated as of January 2, 2025 (the “Employment Agreement”), and an offer letter dated December 9, 2024 (the “Offer Letter”). Pursuant to the terms of the Employment Agreement and the Offer Letter, Mr. Ryali will receive: (i) an initial annual base salary of $485,000 (the “Base Salary”); (ii) a discretionary cash bonus determined by the Company’s Board of Directors or Compensation Committee, with an initial target annual discretionary bonus set at 40% of his Base Salary; and (iii) an initial equity grant, pursuant to the Company’s 2021 Equity Incentive Plan, consisting of a stock option to purchase 300,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) on the date that is five (5) trading days after the Start Date (the “Grant Date”), with an exercise price equal to the closing market price per share of the Company’s Common Stock on the Grant Date. Twenty-five percent (25%) of the stock option will vest twelve (12) months after the Start Date, subject to Mr. Ryali’s continuing employment with the Company, and no shares will vest before the one-year anniversary of the Start Date. The remaining portion of the stock option will vest monthly thereafter (1/48 of the grant per month for the thirty-six (36) months following the one-year cliff), subject to Mr. Ryali’s continuing employment with the Company on each vesting date.
Effective as of the Start Date, Mr. Ryali became an “officer” as such term is used within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company has also entered into an its standard indemnification agreement with Mr. Ryali in connection with his appointment, in the form set forth on Exhibit 10.50 of the Company’s Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission on July 1, 2021. Pursuant to the terms of the indemnification agreement, the Company may be required, among other things, to the fullest extent permitted by applicable law, to indemnify and advance expenses, including attorneys’ fees, judgments, fines, and settlement amounts incurred in any action or proceeding, including any action by or in the right of the Company, arising out of Mr. Ryali’s services as an executive officer of the Company, or any other company or enterprise to which the person provides services at the Company’s request.
The foregoing summary of the Employment Agreement and the Offer Letter do not purport to be complete and are subject to, and qualified in their entirety by, the Employment Agreement and the Offer Letter, which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2024.
Mr. Ryali (a) is not a party to any other arrangements or understandings with any other person pursuant to which he was selected to serve as CFO of the Company, (b) has not been involved in any transactions with the Company or related persons of the Company that would require disclosure under Item 404(a) of Regulation S-K, and (c) does not have any family relationship with any members of the Board of Directors or any executive officer of the Company.
De-Designation of Interim Principal Financial Officer and Interim Principal Accounting Officer
As previously disclosed, the Company designated Ryan Fischesser, the Company’s Vice President of Finance and Controller, as the Company’s interim principal financial officer and interim principal accounting officer, effective as of 5:00 p.m. Pacific time on September 27, 2024, to serve in those roles until the effective date of the appointment by the Company of a new CFO or such later date determined by the Company. In connection with Mr. Ryali’s appointment as CFO, Mr. Fischesser’s designations as interim principal financial officer and interim principal accounting officer automatically terminated upon the Start Date. Mr. Fischesser is no longer an “officer” for purposes of Section 16 of the Exchange Act. Mr. Fischesser continues to serve as the Company’s Vice President of Finance and Controller.
Item 7.01 Regulation FD Disclosure.
On January 2, 2025, the Company issued a press release regarding the appointment of Mr. Ryali as the Company’s CFO. The full text of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information in this Item 7.01 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act and shall not be incorporated or deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release Issued by Caribou Biosciences, Inc. on January 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Caribou Biosciences, Inc.

Date:	January 2, 2025	By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz President and Chief Executive Officer